NEITHER THIS WARRANT NOR THE SHARES OF COMMON
     STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN
     REGISTERED UNDER THE SECURITIES ACT OF  1933,
     AS   AMENDED,   OR   ANY   APPLICABLE   STATE
     SECURITIES  LAW AND NEITHER MAY  BE  SOLD  OR
     OTHERWISE    TRANSFERRED    UNTIL    (I)    A
     REGISTRATION STATEMENT UNDER SUCH  SECURITIES
     ACT AND SUCH APPLICABLE STATE SECURITIES LAWS
     SHALL   HAVE  BECOME  EFFECTIVE  WITH  REGARD
     THERETO,  OR  (II)  THE  COMPANY  SHALL  HAVE
     RECEIVED   A   WRITTEN  OPINION  OF   COUNSEL
     ACCEPTABLE TO THE COMPANY TO THE EFFECT  THAT
     REGISTRATION  UNDER SUCH SECURITIES  ACT  AND
     SUCH APPLICABLE STATE SECURITIES LAWS IS  NOT
     REQUIRED  IN  CONNECTION WITH  SUCH  PROPOSED
     TRANSFER.

                  CAMBEX CORPORATION
              ATTACHED REPRICING WARRANT

Warrant No. SCA/RPW-2                               __,000 shares

         Original Issue Date: January 18, 2000
THIS CERTIFIES THAT, FOR VALUE RECEIVED, CORRELLUS
INTERNATIONAL LTD. or its assigns (the "Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, on the Repricing Date but not thereafter, a number of shares of the Common Stock, par value $.10 (the "Common Stock"), of CAMBEX CORPORATION, a Massachusetts corporation (the "Company"), determined in accordance with Section 2 hereof, at a price of $.10 per share (the "Exercise Price"). Each share of Common
Stock as to which this Repricing Warrant is exercisable is a "Repricing Share" and all such shares are collectively referred to as the "Repricing Shares."
This Repricing Warrant shall remain attached to the Series 1 Bridge Financing Note issued to Holder on the
Original Issue Date (the "Bridge Note"), until conversion of the Bridge Note, at which time it shall automatically detach.

Section 1.     Definitions.
The following capitalized terms are not defined elsewhere in this Repricing Warrant, and are used herein with the meanings thereafter ascribed:
"Average Market Price" means, the greater of (a) arithmetic mean of the Closing Bid Prices of the Common
Stock for each trading day in a ninety (90) day period which commences on the Conversion Date or (b) the Repricing Floor. For purposes of this Agreement, the term " Repricing Floor" shall mean the lesser of (x)
$1.65 or (y) if the Repricing Event occurs, the average
Closing Bid Price of the common stock for the thirty
(30) day period immediately prior to the Maturity Date.
For purposes of this Repricing Warrant, the "Repricing
Event" will occur in the event that the Company suffers a 10% or greater decline in gross revenues per fiscal quarter for two consecutive quarters, beginning with the 1st quarter of 2000 (assuming for this purpose that the Company is on a 12/31 fiscal year).
"Closing Bid Price" means, the last closing bid price of the Common Stock on the NASDAQ National Market (the
"NASDAQ-NM") as reported by Bloomberg Financial Markets
("Bloomberg"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common
Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common
Stock as reported by Bloomberg.  If the Closing Bid
Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid
Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);
"Conversion Date" means the date of issuance of common stock issued upon Holder converting the Bridge Note.
"Conversion Price" means $________, the conversion price of the Bridge Note.
"Conversion Shares" means the number of shares of Common Stock issued upon conversion of the Bridge Note that are sold on or before the Expiration Date at a price less than 120% of the Conversion Price.
"Expiration Date" means the ninetieth (90th) day after the Conversion Date.
"Repricing Date" means the ninety-first (91st) day after the Conversion Date.

Section 2.     Determination of Number of Repricing
Shares.
The number of Repricing Shares issuable upon exercise of this Repricing Warrant shall be determined on the Repricing Date. The number of Repricing Shares shall be equal to: the number of Conversion Shares multiplied by a fraction, (a) the numerator of which is the Conversion Price minus the Average Market Price and (b) the denominator of which is the Average Market Price.
Holder shall be required to submit copies of trade confirmations establishing the sales price for all Conversion Shares in the event of any exercise of this Warrant under Section 3, below. In the case of a dispute as to the determination of the Average Market
Price or the arithmetic calculation of the Exercise
Price, the Company shall promptly issue to such Holder(s) the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such Holder(s) and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Exercise Price within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Exercise Price to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and such Holders of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations.
Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. In the event that the Average Market Price is greater than the Conversion
Price on the Repricing Date then this Repricing Warrant shall expire and be of no further force and effect.

Section 3.     Exercise of Warrant; Conversion of
Warrant; Election to Pay Cash.
     (a)  This Warrant may, at the option of the
     Holder, be exercised in whole but not in part
     on the Repricing Date by delivery to the
     Company at its office at 360 Second Avenue,
     Waltham, Massachusetts 02451, Attention:
     Executive Vice President, or to any transfer
     agent for the Common Stock, on or before 5:00
     p.m., Eastern Time, on the Repricing Date,
     (i) a written notice of such registered
     Holder's election to exercise this Warrant
     (the "Exercise Notice"), which notice may be
     in the form of the Notice of Exercise
     attached hereto, properly executed and
     completed by the registered Holder or an
     authorized officer thereof, (ii) a check
     payable to the order of the Company, in an
     amount equal to the product of the Exercise
     Price multiplied by the number of Repricing
     Shares specified in the Exercise Notice, and
     (iii) this Warrant (the items specified in
     (i), (ii), and (iii) are collectively the
     "Exercise Materials").
     (b)  This Warrant may, at the option of the
     Holder, be converted into Common Stock in
     whole but not in part, if and only if the
     Value of one share of Common Stock on the
     Effective Date (as defined in Section 1(c)
     hereof) is greater than the Exercise Price,
     by delivery to the Company at the address
     designated in Section 1(a) above or to any
     transfer agent for the Common Stock, on or
     before 5:00 p.m. Eastern Time on the
     Repricing Date, (i) a written notice of
     Holder's election to convert this Warrant
     (the "Conversion Notice"), properly executed
     and completed by the registered Holder or an
     authorized officer thereof, and (ii) this
     Warrant (the items specified in (i) and (ii)
     are collectively the "Conversion
     Materials").  The number of shares of Common
     Stock issuable upon conversion of this
     Warrant is equal to the quotient of (x) the
     product of the number of Repricing Shares
     then issuable upon exercise of this Warrant
     (assuming an exercise for cash) multiplied by
     the difference between (A) the Average Market
     Price minus (B) the then effective Exercise
     Price divided by (y) the Average Market
     Price.  Any fraction resulting from the
     calculation of the number of Repricing Shares
     then issuable in a conversion of this
     Repricing Warrant shall be truncated.
     (c)  Upon timely receipt of the Exercise
     Materials or Conversion Materials (whichever
     is applicable), the Company shall, as
     promptly as practicable, and in any event
     within ten (10) business days after its
     receipt of the Exercise Materials or
     Conversion Materials, execute or cause to be
     executed and delivered to Holder a
     certificate or certificates representing the
     number of Repricing Shares specified in the
     Exercise Notice or if Holder delivered a
     Conversion Notice, the number of shares of
     Common Stock issuable upon conversion of this
     Warrant (whichever is applicable), together
     with cash in lieu of any fraction of a share
     and, (x) if the Warrant is exercised in full,
     a copy of this Warrant marked "Exercised," or
     (y) if the Warrant is converted, a copy of
     this Warrant marked "Converted."  The stock
     certificate or certificates shall be
     registered in the name of the registered
     Holder of this Warrant or such other name or
     names as shall be designated in the Exercise
     Notice or Conversion Notice.  The date on
     which the Warrant shall be deemed to have
     been exercised or converted (the "Effective
     Date"), and the date the person in whose name
     any certificate evidencing the Common Stock
     issued upon the exercise or conversion hereof
     is issued shall be deemed to have become the
     holder of record of such shares, shall be the
     date the Company receives the Exercise
     Materials or Conversion Materials,
     irrespective of the date of delivery of a
     certificate or certificates evidencing the
     Common Stock issued upon the exercise or
     conversion hereof, except that, if the date
     on which the Exercise Materials or Conversion
     Materials are received by the Company is a
     date on which the stock transfer books of the
     Company are closed, the Effective Date shall
     be the date the Company receives the Exercise
     Materials or Conversion Materials, and the
     date such person shall be deemed to have
     become the holder of the Common Stock issued
     upon the exercise or conversion hereof shall
     be the next succeeding date on which the
     stock transfer books are open.   All shares
     of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.
     (d)  If the Company shall fail to issue to
     Holder within ten (10) business days
     following the date of receipt by the Company or the Transfer Agent of the Exercise
     Materials or the Conversion Materials, a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise or conversion of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and under this Warrant and the Series 1 Bridge Note Purchase Agreement between the Company and the initial holder of the Warrant (the "Securities Purchase
     Agreement") including indemnification
     pursuant to Section 7.18 thereof, the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Repricing Shares not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily.
     (e)  The Company may, in lieu of issuing the
     Repricing Shares pay Holder an amount equal to the number of Repricing Shares issuable on the Effective Date multiplied by the Average
     Market Price (the "Payment Amount"). In such event, the Company shall be obligated to deliver the Payment Amount to Holder within ten (10) business days following the Effective Date. If the Company shall fail to deliver the Payment Amount within ten (10) business days after the Effective Date, in addition to all other available remedies which Holder may pursue at law or equity, including indemnification pursuant to Section
     7.18 of the Securities Purchase Agreement, the Company shall pay additional damages to Holder on each day after the Effective Date, until the Payment Amount has been paid, an amount equal to 1.0% of the Payment Amount.
     Such damages shall be computed daily and are due and payable daily.

Section 4.     Adjustments to Repricing Shares.
The number of Repricing Shares issuable upon the exercise hereof shall be subject to adjustment as follows:
     (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the
     "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered
     Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common
     Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Repricing Shares and the Exercise Price in accordance with the provisions set forth in
     Section 2 hereof.
     (b)  In the event the Company should at any
     time, or from time to time after the Original
     Issue Date, fix a record date for the
     effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock
     (hereinafter referred to as "Common Stock
     Equivalents") without payment of any
     consideration by such holder for the
     additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common
     Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.10 per Share.
     (c)  In the event the Company should at any
     time or from time to time after the Original
     Issue Date, fix a record date for the
     effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date
     (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise
     Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.
     (d)  In the event the Company should at any
     time or from time to time after the Original
     Issue Date, fix a record date for a
     reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Repricing Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.
     (e)  The Company will not, by amendment of
     its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.
     (f)  When any adjustment is required to be
     made in the number or kind of shares
     purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.
     (g)  The Company covenants and agrees that
     all Repricing Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common
     Stock to provide for the exercise of the Warrant in full.

Section 5.     No Stockholder Rights.
This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

Section 6.     Transfer of Securities.
     (a)  This Warrant and the Repricing Shares
     and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The
     Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Repricing Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.
     (b)  Each certificate for the Repricing
     Shares and any shares of capital stock
     received in respect thereof, whether by
     reason of a stock split or share
     reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:
Legend for Repricing Shares or other shares of capital stock:

     NEITHER THIS WARRANT NOR THE SHARES OF COMMON
     STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN
     REGISTERED UNDER THE SECURITIES ACT OF  1933,
     AS   AMENDED,   OR   ANY   APPLICABLE   STATE
     SECURITIES  LAW AND NEITHER MAY  BE  SOLD  OR
     OTHERWISE    TRANSFERRED    UNTIL    (I)    A
     REGISTRATION STATEMENT UNDER SUCH  SECURITIES
     ACT AND SUCH APPLICABLE STATE SECURITIES LAWS
     SHALL   HAVE  BECOME  EFFECTIVE  WITH  REGARD
     THERETO,  OR  (II)  THE  COMPANY  SHALL  HAVE
     RECEIVED   A   WRITTEN  OPINION  OF   COUNSEL
     ACCEPTABLE TO THE COMPANY TO THE EFFECT  THAT
     REGISTRATION  UNDER SUCH SECURITIES  ACT  AND
     SUCH APPLICABLE STATE SECURITIES LAWS IS  NOT
     REQUIRED  IN  CONNECTION WITH  SUCH  PROPOSED
     TRANSFER.

Section 7.     Miscellaneous.
     (a)  The terms of this Warrant shall be
     binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.
     (b)  Except as otherwise provided herein,
     this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.
     (c)  Notwithstanding any provision herein to
     the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities
     Act or applicable state securities laws.
     (d)  This Warrant may be divided into
     separate Warrants covering one share of
     Common Stock or any whole multiple thereof, for the total number of shares of Common
     Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.
     (e)  All notices, requests, demands, and
     other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:
     If to the Company:

                         Cambex Corporation
                         360 Second Avenue
                         Waltham, Massachusetts 02451
                         Attention: Peter Kruy,
                         Executive Vice President
                         Tel: (781) 890-6000
                         Fax: (781) 890-2899
     If to the Holder hereof, to the address of such Holder appearing on the books of the Company.
(f) This Agreement and each Warrant Certificate hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, irrespective of the choice of law provisions thereof. The parties agree that any action brought by one party against the other shall be in any appropriate state court or any federal Court located in the County where the party against whom the action is brought is principally located, and both parties agree that such courts shall have exclusive jurisdiction of such case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

          [Signatures on the following page]


                    SIGNATURE PAGE
                          TO
                        COMPANY
              ATTACHED REPRICING WARRANT

IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under its corporate seal, and to be dated as of the date first above written.


                                   CAMBEX CORPORATION

                                   By: /s/ Peter Kruy
                                      Peter Kruy,
                                      Executive Vice
                                      President
ATTEST:

/s/ Arthur L. Ziskend
Secretary/Assistant Secretary
                                             [CORPORATE
SEAL]